Exhibit 99.1

Orchestra BioMed Corporate Presentation Q4 2023

| Corporate Presentation Q4 2023 2 Forward - Looking Statements This presentation has been prepared for informational purposes only from information supplied by Orchestra BioMed Holdings, Inc . , referred to herein as “we,” “our,” “Orchestra BioMed,” and “the Company,” and from third - party sources indicated herein . Such third - party information has not been independently verified . Orchestra BioMed makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information . Certain statements included in this document that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements relating to the potential safety and efficacy of our product candidates, the timing of our planned pivotal trials, expected market sizes for our product candidates, the ability of our partnerships to accelerate clinical development, and our estimated future financial performance and financial position . These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may differ from assumptions . Many actual events and circumstances are beyond the control of the Company . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions ; failure to realize the anticipated benefits of the business combination ; risks related to regulatory approval of the Company’s product candidates ; the timing of, and the Company’s ability to achieve expected regulatory and business milestones ; the impact of competitive products and product candidates ; and the risk factors discussed under the heading “Item 1 A . Risk Factors” in the Company’s quarterly report on Form 10 - Q filed with the U . S . Securities and Exchange Commission on May 12 , 2023 as updated by any risk factors disclosed under the heading “Item 1 A . Risk Factors” in the Company’s subsequently filed quarterly reports on Form 10 - Q . The Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . Given these risks and uncertainties, the Company cautions against placing undue reliance on these forward - looking statements, which only speak as of the date of this press release . The Company does not plan and undertakes no obligation to update any of the forward - looking statements made herein, except as required by law .

Orchestra BioMed Executive Summary

Partnership-enabled business model designed to:

- Accelerate innovation to patients
- Drive strong partner and shareholder value
- Yield exceptional future profitability

BackBeat CNT™

targets >$10B annual hypertension markets

Firmware upgrade to existing pacemaker

Statistically significant double-blind, randomized preliminary trial efficacy data

Plan to initiate pivotal study by end of 2023

Strategic collaboration Medtronic

Double-digit revenue share


120

Virtue® SAB

targets >$3B annual artery disease markets

Protected sirolimus delivery, non-coated balloon

Strong 3-year multi-center preliminary trial safety and efficacy data

Plan to initiate pivotal study in 2024

Strategic collaboration TERUMO

Double-digit revenue share



Strong balance sheet and outstanding investors:

Medtronic | rtw | PERCEPTIVE ADVISORS | TERUMO

3 | Corporate Presentation Q4 2023

Orchestra BioMed

Orchestra BioMed's Partnership-Enabled Model Benefits All

Orchestra BioMed
Development

Secure substantial long-term royalties

Outsource commercialization

Multiple pipeline opportunities

Shared Benefits

Improve patient lives

Accelerate development

Leverage expertise & resources

Strategic Partners
Commercialization

Enable new growth opportunities

Outsource development

Minimize P&L dilution

4 | Corporate Presentation Q4 2023

| Corporate Presentation Q4 2023 5 ƚ Ed in collaboration with in collaboration with Virtue SAB >$1.5B $50M equity investment >$2.5B $30M upfront payment $500 - $1,600 *Total addressable market in 2025 based on company estimates; 1 Amount is based on higher of (1) a fixed dollar amount per device (amount varies materially on a country - by - county basis) or (2) a percentage of sales. 2 Based on Terumo’s consolidated financial results for the fiscal year ended March 31, 2022 ϭϬ Ͳ ϭϱ й ƌŽǇ ůƚǇ W>h^ Ɖ ƌ ƵŶŝƚ Ɖ Ǉŵ ŶƚƐ Role and Revenue Share Role and Revenue Share Strong Collaborations Position Us for Long - term Success

Advancing High-Impact Pipeline

Product Platforms	Target Indications	Preclinical	Clinical Feasibility	Clinical Pivotal	Partner	Study Sponsor
BackBeat Cardiac Neuromodulation Therapy (CNT™)	**Hypertension (HTN)** (pacing patients; HTN+P)				Medtronic	Orchestra BioMed
	High-Risk HTN (non-pacing patients)				Medtronic ROFN	
CNT - HF	Heart Failure					
Virtue® Sirolimus AngioInfusion™ Balloon (SAB)	**Coronary In-Stent Restenosis (ISR)**	FDA Breakthrough[3]			Terumo	Orchestra BioMed
	Coronary Small Vessel (SV)[1]	FDA Breakthrough[4]			Terumo	Terumo
	Below-the-Knee (BTK)[1]	FDA Breakthrough[5]			Terumo	Terumo
SirolimusEFR™ / Microporous Balloon	Urology, orthopedics, oncology & other					

[1]Plan to leverage existing coronary ISR data to support potential Pivotal Study, although there have only been limited discussions with the FDA or a comparable foreign regulator in this regard. [2]Will seek to leverage data from HTN+P pilot and pivotal trials to support clinical and regulatory development for High-Risk HTN indication given that age and other demographic factors of the target population are expected to be similar, the type of hypertension treated will likely be isolated systolic hypertension which is predominant in the HTN+P population, and other co-morbidities are also expected to be common to both target populations. However, there have been no discussions with the FDA or a comparable foreign regulator in this regard. [3]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [4]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [5]Virtue SAB has received Breakthrough Device Designation for the balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter. All references to clinical study initiations for HTN+P, Coronary ISR and Coronary SV indications are based on ongoing interactions with US FDA regarding IDE approvals or Japan PMDA regarding CTN approvals, which are required to start clinical studies. With respect to BackBeat CNT for HTN, Orchestra and Medtronic have had initial interactions with the FDA regarding IDE approval and expect to continue interactions regarding clinical trial design and submission requirements ahead of submitting documentation for approval in the second half of 2023. A pre-CTN discussion with the PMDA is planned for December 2022 with submission for CTN approval anticipated in the second half of 2023. With respect to Virtue SAB for Coronary ISR, Orchestra has been working on IDE approval with the FDA under the breakthrough designation program to define all of the elements necessary for IDE approval and Orchestra expects to complete the agreed upon work and submit documentation for approval in Q1 of 2023. Orchestra and Terumo have had initial interactions with the PMDA and expect to submit for CTN approval for Coronary ISR and SV studies in the second half of 2023. FDA and PMDA responses are expected approximately 30 days following formal submissions; clinical study enrollment is expected to begin approximately 6-8 weeks after regulatory approvals; study enrollment timelines are currently estimated to be 12-18 months for all referenced studies although actual study enrollment timeframes may be longer; final primary endpoint results for all studies are at 12 months from enrollment with the exception of Japan Coronary ISR & SV studies, which are expected to be at 6 months from enrollment.

6 | Corporate Presentation Q4 2023

Orchestra BioMed

Highly Accomplished Executive Team & Board



David Hochman
Chairman, CEO, Founder



Darren R. Sherman
President, COO, Director, Founder



Andrew Taylor
Chief Financial Officer



Yuval Mika, Ph.D.
GM & CTO, Bioelectronic Therapies



George Papandreou, Ph.D.
GM & SVP, Focal Therapies



Hans-Peter Stoll, M.D., Ph.D.
Chief Clinical Officer



Bill Little
EVP, Corporate Dev. & Strategy

Avi Fischer, M.D.
SVP, Medical Affairs & Innovation

J.C. Simeon
SVP, Quality

Inessa R. Wheeler
VP, Marketing

Bob Laughner
VP, Regulatory Affairs

Stephen A. Zielinski
VP, Product Dev., Bioelectronic Therapies

Ziv Belsky
VP, Research, Bioelectronic Therapies

Juan Lorenzo
VP, Product Dev., Focal Therapies

Executive Team: | **>350** Years of Experience | **~25** Avg Industry Years | **>100** Product Approvals | **>600** Authored Patents

Board members

Jason Aryeh

Pamela Connealy

Eric S. Fain, M.D.

Eric A. Rose, M.D.

Geoffrey W. Smith

7 | Corporate Presentation Q4 2023

Orchestra BioMed

BackBeat Cardiac Neuromodulation Therapy Ρ (CNT Ρ ) | Corporate Presentation Q4 2023 8

BackBeat CNT™ Overview

Collaboration with Medtronic

Unmet Need

- **Hypertension is the leading global risk factor for death and #1 comorbidity in pacemaker population, affecting over 70% of patients[1]**
- Older population at **increased risk for major events** & challenges with drug compliance
- Additional opportunity to treat high-risk patients not indicated for a pacemaker

Innovation

- Bioelectronic therapy **designed to substantially & persistently lower blood pressure**
- **Compatible with standard pacemaker devices** & leverages existing treatment paradigm
- **Compelling clinical data from double-blind randomized study:** significant 8.1 mmHg net reduction in 24-Hr aSBP at 6 months & 17.5 mmHg reduction in oSBP at 2 years[2,3]


BP 120 SYS mmHg
150
120
0

[1]Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); [2]Kalaras et al. Journal of the American Heart Association. ahajournals.org/doi/10.1161/JAHA.120.020492;
[3]Burkhoff. MODERATO II Study 2-Year Results TCT 2021;. Definitions: Ambulatory Systolic Blood Pressure (aSBP) and Office Systolic Blood Pressure (oSBP)

9 | Corporate Presentation Q4 2023

Orchestra BioMed

Large Global Opportunity for Treating Hypertension in Target Populations

HTN + Pacemaker

750,000 patients

~70% of pacemaker patients

>$2 Billion

High Risk HTN

2,400,000 patients

~0.2% of HTN patients

>$8 Billion


Annual Global
Opportunity

>$10 Billion Potential Annual Global Market Opportunity*

>3.1M Addressable HTN Patients

High Risk HTN (Non-pacemaker) -Older patients with isolated systolic hypertension (ISH) and comorbidities

Medtronic is the global pacemaker leader with >50% of U.S. market share

*Total addressable market in 2025 based on company estimates; 1Company estimates based on published sources, including National Inpatient Survey (NIS) and National Health and Nutrition Examination Survey (NHANES); Definition: Hypertension (HTN)

10 | Corporate Presentation Q4 2023

BackBeat CNT Ρ Designed to Substantially and Persistently Lower Blood Pressure Bioelectronic therapy designed to leverage standard dual - chamber pacemaker o Same implant procedure and lead positions o Large trained physician pool that already implant pacemakers o Same target patient population that already need pacemakers o Leverageable existing reimbursement with robust payment opportunity for novel devices with novel capabilities Mechanism of action o Designed to substantially reduce blood pressure by reducing preload through programmed pacing with short AV delays o Designed to maintain reduction by modulating sympathetic tone and reducing afterload through programmed variable pressure patterns Designed to Substantially Lower BP & Maintain Reduction Reducing Preload Lowers BP Modulating Sympathetic Tone & Reducing Afterload Maintains Reduction in BP SBP (mmHg) Time (s) 155 0 50 100. 150 200 250 300 150 145 140 135 130 1 2 | Corporate Presentation Q4 2023 11

MODERATO II Double - Blind, Randomized Results 1 Kalaras et al. Journal of the American Heart Association. 2021;10:e020492 ahajournals.org/ doi /10.1161/JAHA.120.020492; 2 Burkhoff MODERATO II Study 2 - Year Results TCT 2021; 3 24 - Hr aSBP Control (n=19),1 control patient could not be measured despite repeat measurement (patient had extremely high blood pressure) ; D efinitions: Major Adverse Cardiac Events (MACE) included death, heart failure, clinically significant arrhythmias (i.e., persistent or increased atrial fibrillation, serious ventricular arr hyt hmias), myocardial infarction, stroke and renal failure in treatment group calculated per patient, Office Systolic Blood Pressure ( oSBP ), Ambulatory Systolic Blood Pressure ( aSBP ) 150 145 140 135 130 125 120 115 110 00:00 01:00 02:00 03:00 04:00 05:00 06:00 07:00 08:00 09:00 10:00 11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00 23:00 24 - Hr aSBP (mmHg) P < 0.01 for all times of day Pre - activation (n=26) 6 months (n=26) 6 Month Mean Pre - activation Mean Significant Reduction in aSBP 24 Hours a Day Significant Reduction in 24 - Hr aSBP and oSBP 1,2 6 Months 24 Months aSBP oSBP 6 Months 0 - 5 - 10 - 15 - 20 - 11.1 P < 0.001 - 12.4 P < 0.001 - 0.1 P = 0.94 - 17.5 P < 0.01 Δ - 12.3 p = 0.02 Δ - 8.1 p = 0.01 Δ in BP (mmHg) Control (n=20) 3 BackBeat CNT (n=26) - 3.1 P =0.17 ƚ Ed Ρ ƐŚŽǁ Ě Ŷ ŽƵƌ ŐŝŶŐ ƌ ƐƵůƚƐ ŝŶ DK Z dK //͕ ƉƌŽƐƉ ƚŝǀ ͕ ŵƵůƚŝ Ͳ Ŷƚ ƌ͕ ƌ ŶĚŽŵŝǌ Ě͕ ; ƚ Ed н D Ěŝ ů dŚ ƌ ƉǇ ǀƐ͘ ŽŶƚŝŶƵ Ě D Ěŝ ů dŚ ƌ ƉǇͿ͕ ĚŽƵďů Ͳ ďůŝŶĚ͕ ƉŝůŽƚ ƐƚƵĚǇ ŽĨ Ɖ ŵ ƌ Ɖ ƚŝ ŶƚƐ ǁŝƚŚ Ɖ ƌƐŝƐƚ Ŷƚ ŚǇƉ ƌƚ ŶƐŝŽŶ - 11.1 mmHg in 24 - Hour aSBP at 6 months - 17.5 mmHg in oSBP at 2 years 0% MACE vs. 9.5% in control group at 6 months 85% of patients with reduction in aSBP | Corporate Presentation Q4 2023 12

BackBeat CNT Ρ Pivotal Trial Design Ƶƌƌ Ŷƚ Ŷƚŝ ŝƉ ƚ Ě ƚƌŝ ů Ě ƐŝŐŶ͗ Efficacy endpoint: Safety endpoint: | Corporate Presentation Q4 2023 13

sŝƌƚƵ Π ^ŝƌŽůŝŵƵƐ ŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ůůŽŽŶ ;^ Ϳ | Corporate Presentation Q4 2023 14

Virtue® SAB Overview

Collaboration with TERUMO



Unmet Need

- Artery disease is **the leading cause of death** in the U.S. and worldwide
- **Global paradigm shift toward drug-eluting balloons away from stents** for the treatment of coronary indications
- Current treatment options are suboptimal and are associated with long-term risks and complications

Innovation

- **Highly-differentiated, non-coated drug/device combination** product candidate designed to reduce long-term complications by enabling angioplasty with protected delivery of extended release sirolimus
- **Compelling clinical results in multi-center coronary ISR clinical trial with 3-year follow-up**[1]
- **FDA Breakthrough Device Designation** received for indications in coronary ISR[2], coronary SV[3] and BTK[4]

[1] von Birgelen et al. JACC Vol. 59, No. 15, 2012 April 10, 2012:1350–61; Virtue SAB has received Breakthrough Device Designation for: [2] The balloon dilatation of the stenotic portion (up to 26 mm length) of a stented coronary artery (in-stent restenosis (ISR)) that is 2.25 to 4.0 mm in diameter, for the purpose of improving lumen diameter; [3] The balloon dilation of the de novo stenotic portion (up to 26mm in lesion length) of a native coronary artery of 2.0 mm to 2.5 mm in diameter (small coronary arteries), for the purpose of improving lumen diameter; [4] The balloon dilatation of the stenotic portion (up to 18 mm length) of an infrapopliteal artery (P-3 segment or distal, below the knee, with reference vessel diameter (RVD) 2.25 - 4.0 mm), for the purpose of improving lumen diameter.

15 | Corporate Presentation Q4 2023

Orchestra BioMed

Large Opportunity for Novel AngioInfusion Balloon

Coronary

~2,000,000 patients

ISR, SV De Novo, High Bleed Risk

>$1.8 Billion

Peripheral

~1,250,000 patients

BTK

>$1.2 Billion


Annual Global Opportunity

>$3 Billion
Annual Global CAD & PAD Market Opportunity*

>3.2M
Addressable CAD & PAD Patients

Artery disease is the primary cause of death worldwide

Large mature market with suboptimal treatments for coronary ISR, coronary SV de novo and BTK

Designed to leverage existing treatment paradigm & established technologies: sirolimus and balloon angioplasty

*Total addressable market in 2025 based on company estimates; Definitions: Coronary Artery Disease (CAD), Peripheral Artery Disease (PAD), In-stent Restenosis (ISR), Small Vessel (SV, ≤2.5mm), High bleeding Risk De Novo (>2.5mm), Below-the-Knee (BTK, Rutherford 3-6, w/out severe comorbidities).

16 | Corporate Presentation Q4 2023

Orchestra BioMed

Virtue ® SAB Designed to Enable Angioplasty with Protected Sirolimus Delivery while Leaving No Metal Behind ŶŐŝŽ/ŶĨƵƐŝŽŶ Ρ ůůŽŽŶ Ě ƐŝŐŶ Ě ƚŽ Ŷ ďů ŶŐŝŽƉů ƐƚǇ ǁŝƚŚ ƉƌŽƚ ƚ Ě ĚƌƵŐ Ě ůŝǀ ƌǇ ƚŽ Ěŝů ƚ ǀ ƐƐ ů͕ ƚŽ ŽŶƐŝƐƚ ŶƚůǇ Ě ůŝǀ ƌ ŝŶƚ ŶĚ Ě ĚŽƐ ŶĚ ƚŽ ů ǀ ŶŽ ŵ ƚ ů ď ŚŝŶĚ 1000 100 10 1 0.1 0.01 0.001 Ϭ͘ϬϬϬϭ Required Therapeutic Concentration > 1ng/mg Lung, liver & kidney below level of assay quantification (0.1 ng/mg) in <1 week 0 5 10 15 20 Ϯϱ 30 Coronary Distal Kidney Liver Lun g Time (Days) N = 753 porcine coronary artery segments Sirolimus Tissue Concentration (ng/mg) ^ŝƌŽůŝŵƵƐ &Z Ρ &ŽƌŵƵů ƚŝŽŶ ƉƌŽǀŝĚ Ě ǆƚ ŶĚ Ě ĨŽ ů ƌ ů Ɛ ŽĨ ƚŚ ƌ Ɖ Ƶƚŝ ů ǀ ůƐ ŽĨ ƐŝƌŽůŝŵƵƐ ƚŚƌŽƵŐŚ ƌŝƚŝ ů Ś ůŝŶŐ Ɖ ƌŝŽĚ ; у ϯϬ Ě ǇƐͿ ϭ Precise dose protected in dose unit WƌŽƚ ƚ Ě ůŝǀ ƌǇͬEŽ ƌƵŐ Ž ƚŝŶŐ o No drug loss in transit o No time limits on delivery o No drug coating particulates Inflated to deliver dose through micropores 1 Granada et al. EuroIntervention 2016;12:740 - 747 | Corporate Presentation Q4 2023 17

Compelling SABRE Trial Results in Coronary ISR Patients

Virtue® SAB preliminarily demonstrated encouraging safety and efficacy results in patients with coronary in-stent restenosis (ISR) in prospective, multi-center SABRE Trial[1]

0.12mm
LLL at 6-months

2.8%
Target Lesion Failure at 1 year

0%
New TLR between 1 to 3 years

Preliminary Efficacy Results Showed Low 0.12mm Late Loss

	Per Protocol[4]
n	36
Reference Vessel Dianeter (RVD) mm[1]	2.52 ± 0.32
Minimum Lumen Diameter (MLD) mm	1.96 ± 0.32
% Diameter Stenosis	22.3 ± 9.4
Change in % Diameter Stenosis	5.2 ± 11.4
Late Lumen Loss (LLL) mm[2]	0.12 ± 0.33
Binary Restenosis[3]	2.8%

[1]RVD reported using Internormal values; [2]Trial primary performance endpoint; [3]Trial secondary performance endpoint (binary restenosis = >50% lumen diameter stenosis). [4]Data is based on per protocol population criteria revised to be consistent with proposed Virtue ISR-US pivotal study population.

Demonstrated Preliminary Safety Data with Low Safety Event Rates Out to 3 Years[2]



30 days
1-year
3-years
Event Rates (%)
0%
0%
2.8%
0%
0%
0%
0%
2.8%
2.8%
0%
2.8%
5.6%
Cardiac Death
TV-MI
TLR
TLF

[1]Verheye et al. JACC Cardiovasc Interv 2017 Oct 23;10(20):2029-2037. DOI: 10.1016/j.jcin.2017.06.021. [2]Granada 3-Year Clinical Results TCT 2018. 3-Year SABRE Trial Clinical Report on file. ***Definitions:*** Target lesion failure (TLF), late lumen loss (LLL), target lesion revascularization (TLR) and Myocardial Infarction (MI).

18 | Corporate Presentation Q4 2023

Orchestra BioMed

Virtue® SAB Coronary ISR US Pivotal Trial

Randomized Study Arm to Support Regulatory Approval: Single-Layer Coronary ISR

Double-blind, multi-center, prospective, **randomized controlled study** in patients with single-layer coronary ISR

Key Inclusion
RVD 2.5 to 4.0 mm, <30% DS
(vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

R

Virtue® SAB N=200

PBA N=100

Primary Endpoint
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

Statistical Assumption
90% powered for superiority
Virtue SAB TLF ≤ 19% vs. PBA TLF ≥ 30%

Success Considerations
Virtue SAB: 2.8% TLF at 12 months in SABRE trial per protocol population
PBA: 33-46% TLF at 12 months in coronary ISR published studies

Non-Randomized Study Arm: Double-Layer Coronary ISR

Prospective, **single-arm, controlled study** in patients with double-layer coronary ISR

Key Inclusion
RVD 2.5 to 4.0 mm, <30% DS
(vs. RVD 2.5 to 3.5, <40% DS SABRE[1] Trial)

Virtue® SAB N=100

Primary Endpoint
Target Lesion Failure (CD, TV-MI and TLR) at 12 months

Study Objective
Provide additional clinical data in support of use in double-layer Coronary ISR without confounding TLF performance results in single-layer Coronary ISR

12-18 Months Enrollment → 12 Month Primary Endpoint

[1]Verheye S. JACC Cardiovasc Interv. 2017; 10: 2029-37. Definitions: Coronary In-stent Restenosis (ISR), Diameter Stenosis (DS), Plain Balloon Angioplasty (PBA). Revised per protocol analysis set meets the criteria of the proposed In-Stent Restenosis IDE study population.

19 | Corporate Presentation Q4 2023

Orchestra BioMed

Upcoming Anticipated Milestones

Planned Regulatory Milestones

BackBeat CNT

- HTN + Pacemaker FDA IDE Approval

Virtue SAB

- Virtue-ISR US FDA IDE Approval
- Japan PMDA CTN Coronary ISR Approval[1]
- Japan PMDA CTN Coronary SV Approval[1]

Planned Clinical Milestones

BackBeat CNT

- HTN + Pacemaker 1st Pt. Enrollment

Virtue SAB

- Virtue-ISR US 1st Pt. Enrollment*

CNT-HF and SirolimusEFR Program Updates

[1]Timing estimated and subject to Terumo execution since Terumo controls development of Virtue SAB for SV indication and for ISR in Japan; *Initiation of the Virtue ISR-US pivotal study will be postponed until 2024 while Orchestra BioMed and Terumo align on partnership restructuring. If negotiations are not completed to the satisfaction of Orchestra BioMed or to the satisfaction of Terumo, clinical and development efforts, and commercialization plans for Virtue SAB and/or the Orchestra BioMed relationship with Terumo may continue to be adversely impacted.

20 | Corporate Presentation Q4 2023

Orchestra BioMed

Bringing Medical Innovations to Life Through Partnerships

Partnership-Enabled Business Model & Accomplished Leadership Team

Designed to accelerate innovation to patients, enable pipeline expansion and drive strong partner and shareholder value

Highly experienced team with proven track record of innovation and execution

Two Programs Targeting Large Markets Supported by Promising Trial Data Entering Pivotal Trials

BackBeat CNT™

- >$10 billion annual market
- Randomized, controlled study shows efficacy potential
- Collaboration with Medtronic

Virtue® SAB

- ~$3 billion annual market
- 3-year pilot study results show potential safety & efficacy
- Partnered with TERUMO

Strong Balance Sheet & Committed Strategic & Financial Investors

Medtronic

rtw

PERCEPTIVE ADVISORS

TERUMO

21 | Corporate Presentation Q4 2023

Orchestra BioMed